STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, GLENN C. KENTON, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF AMTEC SECURITIES CORPORATION FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1984, AT 9 0'CLOCK A.M.

                                                       /S/  Glenn C. Kenton
                                                          --------------------
                                           Glenn C. Kenton, Secretary of State

                                                      AUTHENTICATION: :0161434
                                                             DATE:  01/18/1984

                                  Page-59

                          CERTIFICATE OF INCORPORATION
                                      OF
                          AMTEC SECURITIES CORPORATION

FIRST.  The name of the Corporation is:

                          AMTEC SECURITIES CORPORATION

SECOND. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

To acquire, develop, license, sell and otherwise market technology of all kinds, to manufacture, have manufactured, license, sell and otherwise market products utilizing such technology, to make investments in and to enter into joint ventures, partnerships and other business ventures with respect to the foregoing.

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 20,000,000 shares of Common Stock, $.01 par value per share.

FIFTH.  The name and mailing address of the sole incorporator are as follows:

NAME                       MAILING ADDRESS
-------------------       -----------------
GENE T. BARTON, JR.       C/O HALE AND DORR
                          60 State Street
                          Boston, MA 02109

SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1.  Election of directors need not be by written ballot.

2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

                                  Page-60

SEVENTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

EIGHTH. The Corporation reserves the right to amend, alter, change or repeal any provision continued in this Certificate of Incorporation, in the manner now or hereafter prescribed by statue and the Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

EXECUTED at Boston, on January 12, 1984.

                                  Page-61

                             STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, GLENN C. KENTON, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF AMTEC SECURITIES CORPORATION FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF AUGUST, A.D. 1984, AT 10 0'CLOCK A.M.

                                                          /S/  Glenn C. Kenton
                                                          --------------------
                                           Glenn C. Kenton, Secretary of State

                                                      AUTHENTICATION: :0314628
                                                             DATE:  08/28/1984

                                  Page-62

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

The undersigned, David R. Teplitzky and Ellen B. Corenswet, the President and Secretary, respectively, of Amtec Securities Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

FIRST: That the Board of Directors of Amtec Securities Corporation, by a written action in lieu of a meeting, adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of said corporation. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That Article Fourth of the Certificate of Incorporation of the corporation be amended to read as follows:

     "FOURTH. The total number of shares of capital stock which the corporation shall have authority to issue shall be thirty million (30,000,000) shares of Common Stock, $.01 par value per share."

SECOND: That said amendment to the corporation's Certificate of Incorporation was ratified by a majority of the stockholders of the corporation pursuant to a written action in lieu of a meeting dated August 15, 1984.

THIRD: That the foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, Amtec Securities Corporation has caused this certificate to be signed by David R. Teplitzky, its President, and attested by Ellen B. Corenswet, its Secretary, this 15th day of August, 1984.

                                                 AMTEC SECURITIES CORPORATION

                                                     /S/ David R. Teplitzky
                                                 By: ----------------------
                                                     President

ATTEST:

    /S/  Ellen B. Corenswet
By: -----------------------
    Secretary

                                  Page-63

                             STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF AMTEC SECURITIES CORPORATION FILED IN THIS OFFICE ON THE SIXTH DAY OF JUNE, A.D. 1985, AT 10 0'CLOCK A.M.

                                                          /S/  Michael Harkins
                                                          --------------------
                                           Michael Harkins, Secretary of State

                                                      AUTHENTICATION: :0522211
                                                             DATE:  06/07/1985

                                  Page-64

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

The undersigned, David R. Teplitzky and Ellen B. Corenswet, the President and Secretary, respectively, of Amtec Securities Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

FIRST: That the Board of Directors of Amtec Securities Corporation by a written action in lieu of a meeting, adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of said corporation. The resolution setting forth the proposed amendment is as follows:

     RESOLVED: That Article Fourth of the Certificate of Incorporation of the corporation be amended to read as follows:

     "FOURTH. The total number of shares of capital stock which the corporation shall have authority to issue shall be forty million (40,000,000) shares of Common Stock, $.01 par value per share."

SECOND: That said amendment to the corporation's Certificate of Incorporation was ratified by a majority of the stockholders of the corporation pursuant to a written action in lieu of a meeting dated April 23, 1985.

THIRD: That the foregoing amendment to the Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, Amtec Securities Corporation has caused this certificate to be signed by David R. Teplitzky, its President, and attested by Ellen B. Corenswet, its Secretary, this 23 day of April, 1985.

                                                 AMTEC SECURITIES CORPORATION

                                                    /S/  David R. Teplitzky
                                                 By: ----------------------
                                                     President

ATTEST:

    /S/  Ellen B. Corenswet
By: -----------------------
    Secretary

                                  Page-65

                             STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF AMTEC SECURITIES CORPORATION FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JANUARY, A.D. 1988, AT 9 0'CLOCK A.M.

                                                          /S/  Michael Harkins
                                                          --------------------
                                           Michael Harkins, Secretary of State

                                                      AUTHENTICATION: :1562788
                                                             DATE:  01/27/1988

                                  Page-66

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                      OF
                          AMTEC SECURITIES CORPORATION,
                             a Delaware Corporation

The undersigned, Ross Lyndon-James and William G. Skolout, hereby certify that they are the President and Secretary, respectively, of Amtec Securities Corporation, a Delaware Corporation (the "Corporation"), and further certify that:

FIRST: That the Board of Directors of the Corporation, adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation. The resolutions setting forth the proposed amendments state as follows:

     "NOW, THEREFORE, BE IT RESOLVED, that Article Fourth of the Certificate of Incorporation of the Corporation be amended to read as follows:

     'FOURTH: The total number of the shares of capital stock which the Corporation shall have authority to issue shall be sixty million (60,000,000) shares of common stock, $.01 par value per share.'"

     NOW, THEREFORE, BE IT FURTHER RESOLVED, that the Corporation change its name to Ramtron International Corporation and that Article First of the Certificate of Incorporation be so amended".

SECOND:  That said Amendments to the Corporation's Certificate of
Incorporation were ratified by the holder of a majority of the outstanding shares of common stock of the corporation pursuant to a Board Resolution.

THIRD: That written notice of such Amendments to the Corporation's Certificate of Incorporation have been given to shareholders who did not consent in writing, as provided in Section 228 (c) of the Delaware General Corporation Law.

FOURTH: That the foregoing amendments to the Corporation's Certificate of Incorporation have been duly adopted in accordance with the provisions of Sections 242 and 228 of the Delaware General Corporation Law.

FIFTH: That the capital of said Corporation will not be reduced under or by reason of said amendments.

IN WITNESS WHEREOF, Amtec Securities Corporation has caused the Certificate to be signed by Ross Lyndon-James, its President, and attested by William G. Skolout, its Secretary, this 23 day of October, 1987.

                                                 AMTEC SECURITIES CORPORATION

                                                     /S/  Ross Lyndon-James
                                                 By: ----------------------
                                                     President
ATTEST:

    /S/  William G. Skolout
By: -----------------------
    Secretary

                                  Page-67

                             STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF RAMTRON INTERNATIONAL CORPORATION FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF MARCH, A.D. 1989, AT 10 0'CLOCK A.M.

                                                          /S/  Michael Harkins
                                                          --------------------
                                           Michael Harkins, Secretary of State

                                                      AUTHENTICATION: :2096663
                                                             DATE:  03/13/1989

                                  Page-68

                          CERTIFICATE OF AMENDMENT OF
                        CERTIFICATE OF INCORPORATION OF
                       RAMTRON INTERNATIONAL CORPORATION

Ramtron International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of Ramtron International Corporation, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that Article FOURTH of the Corporation's Certificate of Incorporation be and, subject to the approval of a majority of the holders of the Corporation's outstanding shares, is hereby amended to increase the authorized number of shares of the existing Common Stock from 60,000,000 shares to 100,000,000 shares; and to create a new class of 25,000,000 shares of Nonvoting Common Stock, denominated Class A Nonvoting Common Stock, with a par value of $0.01 per share, and to state the rights of those shares, which said Article FOURTH is amended to read in full as follows:

     "FOURTH. The total number of shares of all classes of common stock which the Corporation shall have authority to issue is 125,000,000 shares, all of which shall be of the par value of one cent ($0.01) each. The common stocks shall be divided into two classes, consisting of 100,000,000 shares designated Common Stock and 25,000,000 shares designated Class A Nonvoting Common Stock. The powers, preferences and rights of the Common Stock and the Class A Nonvoting Common Stock shall be identical in all respects, share for share, except that the shares of Common Stock shall entitle the holder thereof to one
(1) vote for each share on all matters on which stockholders are entitled or required to vote, and the shares of Class A Nonvoting Common Stock shall not entitle the holder thereof to any voting rights whatever. No dividends may be declared or paid and no other distributions of cash, securities or property may be made by the Corporation in respect of any shares of Common Stock unless simultaneously therewith a dividend or distribution identical on a per-share basis is declared, paid or made, as the case may be, in respect of all outstanding shares of Class A Nonvoting Common Stock. The Corporation may not enter into any agreement to effect any merger, consolidation or similar transaction, or effect any merger, consolidation or similar transaction, that provides or results in the conversion, exchange or repurchase of shares of its Common Stock and Class A Nonvoting Common Stock unless the consideration to be received by the holders thereof is identical on a per-share basis.

     This amendment shall be effective at 4:15 P.M. on the date that such amendment is filed with the Secretary of State of the State of Delaware."

                                  Page-69

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a majority of the stockholders of said corporation, in accordance with Section 228 of the General Corporation Law of the State of Delaware, consented in writing to the amendment and gave prompt written notice of the taking of such corporate action to those stockholders who did not consent thereto in writing. The necessary number of shares as required by statute was voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Sections 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Ramtron International Corporation has caused this certificate to be signed by Richard Horton, its President, and Jerald A. Bollinger, its Secretary, this 13 day of March, 1989.

                                             RAMTRON INTERNATIONAL CORPORATION

                                                     /S/  Richard L. Horton
                                                 By: ----------------------
                                                     President

ATTEST:

    /S/  Jerald A. Bollinger
By: ------------------------
    Secretary

                                  Page-70

                             STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF RAMTRON INTERNATIONAL CORPORATION FILED IN THIS OFFICE ON THE NINETEENTH DAY OF APRIL, A.D. 1991, AT 9 0'CLOCK A.M.

                                                          /S/  Michael Harkins
                                                          --------------------
                                           Michael Harkins, Secretary of State

                                                      AUTHENTICATION: *3826688
                                                             DATE:  04/23/1991

                                  Page-71

                             CERTIFICATE OF AMENDMENT
                                        OF
                           CERTIFICATE OF INCORPORATION

Ramtron International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Ramtron International Corporation be amended by changing the FOURTH Article thereof so that, as amended, said Article shall be and read as follows:

     "FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 145,000,000 shares, consisting of 125,000,000 shares of Common Stock, $0.01 par value per share (the "Common"), and 20,000,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred").

     The Common Shall be divided into two classes, consisting of 100,000,000 shares designated Common Stock and 25,000,000 shares designated Class A Nonvoting Common Stock. The powers, preferences and rights of the Common Stock and the Class A Nonvoting Common Stock shall be identical in all respects, share for share, except that the shares of Common Stock shall entitle the holder thereof to one (1) vote for each share on all matters on which stockholders are entitled or required to vote, and the shares of Class A Nonvoting Common Stock shall not entitle the holder thereof to any voting rights, with the exception that holders of Class A Nonvoting Common Stock may vote, together with the holders of Common Stock as a single class, on the proposed liquidation or dissolution of the Corporation, the sale of substantially all of the assets of the Corporation in one transaction or a series of related transactions and on the proposed merger or consolidation of the Corporation with another corporation or entity. No dividends may be declared or paid and no other distributions of cash, securities or property may be made by the Corporation in respect of any shares of Common Stock unless simultaneously therewith a dividend or distribution identical on a per-share basis is declared, paid or made, as the case may be, in respect of all outstanding shares of Class A Nonvoting Common Stock. The Corporation may not enter into any agreement to effect any merger, consolidation or similar transaction, or effect any merger, consolidation or similar transaction, that provides or results in the conversion, exchange or repurchase of shares of its Common Stock and Class A Nonvoting Common Stock unless the consideration to be received by the holders thereof is identical on a per-share basis.

                                  Page-72

     The board of directors is authorized, subject to any limitation prescribed by Law, to provide for the issuance of the shares of Preferred in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of Preferred, or of any series thereof, unless a vote of such holders, is required pursuant to the certificate or certificates establishing the series of Preferred."

     FURTHER RESOLVED, that the Certificate of Incorporation of Ramtron International Corporation be amended by adding a new NINTH Article thereof so that said Article shall be and read as follows:

     "NINTH. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as may be hereafter amended and supplemented."

SECOND: That at a meeting duly held, the majority of stockholders have given consent to said amendments in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 216 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Ramtron International Corporation has caused this certificate to be signed by Richard L. Horton, its President, and attested by David M. Becker, its Secretary, this 18 day of April, 1991.

                                             RAMTRON INTERNATIONAL CORPORATION

                                                     /S/  Richard L. Horton
                                                 By: ----------------------
                                                     President

ATTEST:

    /S/  David M. Becker
By: --------------------
    Secretary

                                  Page-73

                             STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP OF RAMTRON INTERNATIONAL CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, MERGING RAMTRON CORPORATION A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, PURSUANT TO SECTION 253 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1991, AT 9 0'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CORPORATION SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

                                                         /S/ Michael Ratchford
                                                         ---------------------
                                         Michael Ratchford, Secretary of State

                                                      AUTHENTICATION: *3340594
                                                             DATE:  02/10/1992

                                  Page-74

                      CERTIFICATE OF OWNERSHIP AND MERGER


Pursuant to the provisions of Section 253 of the Delaware Corporation Code, the undersigned, Ramtron International Corporation, a Delaware Corporation ("Corporation"), adopts the following Certificate of Ownership and Merger for the purpose of merging Ramtron Corporation, a Delaware Corporation ("Subsidiary"), into the Corporation:

1.  The name of the Corporation is Ramtron International Corporation.

2.  The name of the Subsidiary is Ramtron Corporation.

3. The Corporation owns One Hundred Percent (100%) of the issued and outstanding capital stock of the Subsidiary.

4. Pursuant to the Resolution of the Board of Directors of the Corporation attached hereto as Exhibit "A," on June 18, 1991 the Board of Directors of the Corporation authorized and approved in writing the merger of the Subsidiary into the Corporation, such merger to be effective as of December 4, 1991.

5. All debts, obligations, and liabilities of the Subsidiary have been and shall be assumed and discharged by the Corporation effective as of the date of such merger.

6. All of the rights, property, and assets of the Subsidiary have been and shall be transferred, conveyed, and assigned to the Corporation effective as of the date of such merger.

Dated:  December 4, 1991

RAMTRON INTERNATIONAL CORPORATION,
A Delaware Corporation


By:  /S/George J. Stathakis
     ----------------------
     George J. Stathakis, Chief Executive Officer


By:  /S/David M. Becker
     ---------------------
     David M. Becker, Secretary

                                  Page-75

                                   EXHIBIT A
                               RESOLUTION OF THE
                BOARD OF DIRECTORS OF RAMTRON INTERNATIONAL CORPORATION

RESOLVED, that the Board of Directors of Ramtron International Corporation, a Delaware Corporation ("Corporation"), deems it desirable and in the best interest of the Corporation and its shareholders that the Corporation cause Ramtron Corporation, a Delaware Corporation ("Subsidiary"), to be merged into the Corporation pursuant to Section 253 of the Delaware Corporation Code, with the Corporation surviving such merger ("Merger"), and that, in connection therewith, the Corporation assume all the obligations and liabilities of the Subsidiary and succeed to all of the rights, properties and assets of the Subsidiary.

FURTHER RESOLVED, that the Chief Executive Officer, President, any Vice President, Chief Financial Officer and each other officer of the Corporation be, and each of them hereby is, authorized, for and in the name and on behalf of the Corporation to take or cause to be taken such action and to execute and deliver or cause to be executed and delivered, all such instruments and agreements as any such officer may deem to be necessary or advisable in order to consummate the Merger, to effect the purposes and intentions of the foregoing resolutions, and to be in the best interest of the Corporation (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments or documents, as the case may be, by or under the direction of any such officer), including, without limitation, the execution and filing of any certificate of ownership and merger, together with a copy of these resolutions, and all actions heretofore taken by each of such officers of the Corporation in connection with the subjects of the foregoing resolutions be, and they hereby are, approved, ratified and confirmed in all respects as the acts and deeds of the Corporation.

FURTHER RESOLVED, that any specific resolutions required for the purposes of carrying out the transactions contemplated by the foregoing resolutions, including, without limitation, the Merger, are hereby deemed adopted and may be certified as having been adopted by the Board of Directors of the Corporation provided that a copy thereof is inserted in the minute book of the Corporation following these resolutions.

                                  Page-76

                              STATE OF DELAWARE
                        OFFICE OF SECRETARY OF STATE

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "RAMTRON INTERNATIONAL CORPORATION" FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF JUNE, A.D. 1992, AT 9 0'CLOCK A.M.

                                                         /S/ Michael Ratchford
                                                         ---------------------
                                         Michael Ratchford, Secretary of State

                                                      AUTHENTICATION: *3502661
                                                             DATE:  06/29/1992

                                  Page-77

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION

Ramtron International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, at a meeting held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.

     "FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 63,500,000, consisting of 53,500,000 shares of Common Stock, $0.01 par value per share (the "Common"), and 10,000,000 shares of Preferred Stock, $0.01 par value per share (the "Preferred").

     The Common shall be divided into two classes, consisting of 50,000,000 shares designated Common Stock and 3,500,000 shares designated Class A Nonvoting Common Stock. The powers, preferences and rights of the Common Stock and the Class A Nonvoting Common Stock shall be identical in all respects, share for share, except that the shares of Common Stock shall entitle the holder thereof to one (1) vote for each share on all matters on which stockholders are entitled or required to vote, and the shares of Class A Nonvoting Common Stock shall not entitle the holder thereof to voting rights, with the exception that holders of Class A Nonvoting Common Stock may vote, together with the holders of Common Stock as a single class, on the proposed liquidation or dissolution of the Corporation, the sale of substantially all of the assets of the Corporation in one transaction or a series of related transactions and on the proposed merger or consolidation of the Corporation with another corporation or entity. No dividends may be declared or paid and no other distributions of cash, securities or property may be made by the Corporation in respect of any shares of Common Stock unless simultaneously therewith a dividend or distribution identical on a per-share basis is declared, paid or made, as the case may be, in respect of all outstanding shares of Class A Nonvoting Common Stock. The Corporation may not enter into any agreement to effect any merger, consolidation or similar transaction, or effect any merger, consolidation or similar transaction, that provides or results in the conversion, exchange or repurchase of shares of its Common Stock and Class A Nonvoting Common Stock unless the consideration to be received by the holders thereof is identical on a per-share basis.

                                  Page-78

     At the effective time of this amendment, each outstanding share of Common Stock and shares of Common Stock held as treasury shares shall be converted into and be reconstituted as one-seventh share of Common Stock. No fractional shares shall be issued upon such conversion and reconstitution, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. If a fractional interest in a share of Common Stock would, except for the provisions of the preceding sentence, be deliverable upon such conversion and reconstitution, the Corporation shall pay an amount in cash equal to the fair market value of such fractional interest, as determined by the Corporation's Board of Directors, to each holder of Common Stock to whom such fractional interest would have been deliverable.

     The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred, or of any series thereof, unless a vote of such holders is required pursuant to the certificate or certificates establishing the series of Preferred."

SECOND: That holders of a majority of the outstanding common stock of the Company have approved said amendment by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Ramtron International Corporation has caused this certificate to be signed by Richard L. Horton, its President, and attested by David M. Becker, its Secretary, this 5th day of June 1992.

Ramtron International Corporation

By: /S/ George J. Stathakis
    -----------------------
    George J. Stathakis, Chief Executive Officer

ATTEST:

By:  /S/ David M. Becker
     -------------------
     David M. Becker, Secretary

                                  Page-79

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "RAMTRON INTERNATIONAL CORPORATION" FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF NOVEMBER, A.D. 1992, AT 1:43 0'CLOCK P.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS ON THE SIXTEENTH DAY OF NOVEMBER, A.D. 1992 FOR RECORDING.

                                                         /S/ Michael Ratchford
                                                         ---------------------
                                         Michael Ratchford, Secretary of State

                                                      AUTHENTICATION: *3661985
                                                             DATE:  11/16/1992

                                  Page-80

             CERTIFICATE OF DESIGNATION, PREFRENCES, RIGHTS, AND
                              LIMITATIONS OF

           SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK, $14 PAR
                                 VALUE OF

                     RAMTRON INTERNATIONAL CORPORATION

            Pursuant to Section 151 of the General Corporation Law
                         of the State of Delaware

RAMTRON INTERNATIONAL CORPORATION (hereinafter called the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

THAT, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the providing of Section 151 of the Delaware Corporation Law, said Board of Directors, at a meeting duly held on October 30, 1992, duly adopted a resolution providing for the issuance of a series of 1,365,046 shares of Series A Cumulative Convertible Preferred Stock, $0.01 Par Value, which resolution is as follows:

     RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be and it hereby is given the distinctive designation of Series A Cumulative Convertible Preferred Stock, $0.01 Par Value (hereinafter referred to as the "Series A Preferred Stock"), said Series to consist of 1,365,046 shares of the par value of $0.01 per share, of which the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, shall be as follows:

1. Dividends on Series A Preferred Stock. The holders of the Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of the funds of the Corporation legally available therefor, cumulative dividends at the annual rate of eight percent (8%) per annum calculated on a stated value of $14.00 per share of Series A Preferred Stock; provided, however, that dividends on the Series A Preferred Stock shall be payable only in Common Stock of the Corporation which, for purposes of such dividends, shall have a deemed value of $14.00 per share of Common Stock. Any fractional shares of the Corporation's Common Stock otherwise issuable pursuant to this paragraph shall be rounded to the nearest whole share. If the dividend on the Series A Preferred Stock for any dividend period shall not have been paid or set apart in full for the Series A Preferred Stock, the aggregate deficiency shall be cumulative and shall be fully paid or set apart for payment before any dividends shall be paid upon or set apart for payment for any class of Common Stock of the Corporation. Accumulations of dividends on the Series A Preferred Stock shall not bear interest.

                                  Page-81

2.  Conversion of Series A Preferred Stock into Common Stock.

    (a) Subject to the provisions of this paragraph 2, the holder of record of any share or shares of Series A Preferred Stock shall have the right, at his option, at any time after the issuance of said shares and prior to June 30, 1993, to convert each said share of Series A Preferred Stock into one fully paid and non-assessable share of Common Stock of the Corporation.

    (b) Any holder of a share of Series A Preferred Stock desiring to convert such Series A Preferred Stock into Common Stock of the Corporation shall surrender the certificate or certificates representing the share or shares of Series A Preferred Stock so to be converted, duly indorsed to the Corporation or in blank, at the principal office of the Corporation (or such other place as may be designated by the Corporation), and shall given written notice to the Corporation at said office that he elects to convert the same, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

If the last day for the exercise of the conversion right in the city where the principal place of business of the Corporation (or in the city of the principal office of such other entity as the Corporation shall have designated as the place so to surrender Series A Preferred Stock for conversion, as aforesaid) shall be a legal holiday or a day on which banking institutions are authorized by law to close, then such conversion right may be exercised in such city on the next succeeding day not in such city a legal holiday or a day on which banking institutions are authorized by law to close.

    (c) Conversion of the Series A Preferred Stock shall be subject to the following additional terms and provisions:

         (1) As promptly as practicable after the surrender for conversion of any Series A Preferred Stock, the Corporation shall deliver or cause to be delivered at the principal office of the Corporation (or such other place as may be designated by the Corporation), to or upon the written order of the holder of such Series A Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Shares of the Series A Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series A Preferred Stock for conversion, as provided above, and the rights of the holders of such Series A Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

                                  Page-82

         (2) The Corporation shall at the time of such conversion pay to the holder of record of any share or shares of Series A Preferred Stock any accrued but unpaid dividends on said Series A Preferred Stock so surrendered for conversion, in accordance with paragraph (1) above.

         (3) In the event that the Corporation shall at any time subdivide or combine into a greater or lesser number of shares the outstanding shares of Common Stock, the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be proportionately increased in the case of subdivision or decreased in the case of combination, effective in either case at the close of business on the date when such subdivision or combination shall become effective.

         (4) No adjustment of the conversion ratio shall be made by reason of the issuance, other than as provided in subparagraph (3) above, of any shares of Common Stock of the Corporation, or of any securities convertible into shares of Common Stock or other securities of the Corporation, or of any rights, warrants or options to subscribe for or purchase shares of Common Stock or other securities of the Corporation, or of any other securities of the Corporation, provided that in the event the Corporation offers any of its Common Stock pursuant to any rights that may be granted to such holders of Common Stock by the Board of Directors of the Corporation, the Corporation shall mail written notice of such offer to the holders of the Series A Preferred Stock then of record at least twenty (20) days prior to the record date for the determination of holders of the Common Stock entitled to receive any such offer.

         (5) The Corporation shall at all times reserve and keep available solely for the purpose of issue upon conversion of Series A Preferred Stock, as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding shares of Series A Preferred Stock.

3.  Redemption of Series A Preferred Stock.

    (a) The Series A Preferred Stock shall be redeemed mandatorily without further action or resolution of the Corporation's Board of Directors, on June 30, 1993, if the Series A Preferred Stock has not been converted into Common Stock, as provided in paragraph 2 above, prior to such date. Each share of Series A Preferred Stock shall be redeemed for one fully paid and non-assessable share of Common Stock of the Corporation.

    (b) Upon such redemption date, the holders of shares of Series A Preferred Stock shall cease to be stockholders with respect to such shares and shall have no interest in or claim against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the shares of Common Stock of the Corporation payable upon such redemption from the Corporation upon surrender (and indorsement, if required by the Corporation) of the certificates, and the shares represented thereby shall no longer be deemed to be outstanding.

                                  Page-83

    (c) The Corporation shall, at the time of such redemption, pay to the holder of record of any share or shares of Series A Preferred Stock any accrued but unpaid dividends on said Series A Preferred Stock so surrendered for redemption, in accordance with paragraph 1 above.

    (d) The Corporation shall at all times reserve and keep available solely for the purpose of issue upon redemption of Series A Preferred Stock, as herein provided, such number of shares of Common Stock as shall be issuable upon the redemption of all outstanding shares of Series A Preferred Stock.

4. Voting Rights. Except as may be otherwise provided in this Certificate of Incorporation or by applicable law, the holder(s) of Series A Preferred Stock shall not be entitled to any vote in respect of such Series A Preferred Stock at any meeting of stockholders of the Corporation.

5. Redemption of Series A Preferred Stock in the Event of Dissolution. In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or otherwise, the holders of the Series A Preferred Stock shall be entitled to receive one fully paid and non-assessable share of Common Stock of the Corporation for each share of Series A Preferred Stock, plus an amount of Common Stock, calculated in accordance with paragraph 1 above, equal to all dividends accrued and unpaid on each such share up to the date fixed for distribution. Thereafter, the holders of such Common Stock shall be treated equally with the other holders of Common Stock of the Corporation with respect to such liquidation, dissolution or winding-up of the affairs of the Corporation.

6. Limitations on Corporation; Shareholder Consent. So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or the written consent, as provided by law, of the holders of at least two-thirds (2/3) of the outstanding shares of Series A Preferred Stock, voting as a class, change the preferences, rights or limitations with respect to the Series A Preferred Stock in any material respect prejudicial to the holders thereof, or increase the authorized number of shares of Series A Preferred Stock; but nothing herein contained shall require such a class vote or consent (a) in connection with any increase or decrease in the total number of authorized shares of Common Stock, (b) in connection with the authorization, designation, increase or issuance of any class or series of stock ranking on a party with the Series A Preferred Stock,
(c) in connection with the creation of additional series of Preferred Stock, having such powers and relative, participating, optional or other special rights as shall be stated in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted thereof, in accordance with the laws of the State of Delaware, or (d) in connection with the issuance of any presently authorized but unissued shares of Preferred Stock.

                                  Page-84

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate to be executed by its President and by its Secretary, this 12th day of November, 1992.

L. David Sikes

/S/ L. David Sikes
------------------
President

David M. Becker

/S/ David M. Becker
-------------------
Secretary

                                  Page-85

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "RAMTRON INTERNATIONAL CORPORATION" FILED IN THIS OFFICE ON THE TENTH DAY OF DECEMBER, A.D. 1993, AT 3 0'CLOCK P.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS ON THE THIRTEENTH DAY OF DECEMBER, A.D. 1993 FOR RECORDING.

                                                        /S/ William T. Quillen
                                                        ----------------------
                                        William T. Quillen, Secretary of State

                                                      AUTHENTICATION: *4187627
                                                             DATE:  12/13/1993

                                  Page-86

                        CERTIFICATE OF DESIGNATIONS,
                  PREFRENCES, RIGHTS, AND LIMITATIONS OF

                   SERIES B CONVERTIBLE PREFERRED STOCK
                                    AND
            SERIES C CONVERTIBLE PERFORMANCE RIGHT PREFERRED STOCK

                                     OF

                     RAMTRON INTERNATIONAL CORPORATION

            Pursuant to Section 151 of the General Corporation Law
                         of the State of Delaware

RAMTRON INTERNATIONAL CORPORATION (hereinafter called the "Corporation"), a Delaware corporation, does hereby certify:

THAT, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Section 151 of the Delaware Corporation Law, said Board of Directors, at a meeting held on December 1, 1993, duly adopted the following resolutions; providing for the issuance of a series of 3,600,000 shares of Series B Convertible Preferred Stock and a series of 3,600,000 shares of Series C Convertible Performance Right Preferred Stock:

I.  Series B Convertible Preferred Stock.

     RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in the Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be and it hereby is authorized, and, as so authorized, is designated "Series B Convertible Preferred Stock" (hereinafter called the "Series B Convertible Preferred Stock"), said series to consist of 3,600,000 shares, of $0.01 par value per share, of which the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, shall be as follows:

    (a) Dividends on Series B Convertible Preferred Stock. The holders of outstanding Series B Convertible Preferred Stock shall not be entitled to receive any dividends.

    (b) Redemption. Except as provided in Section (c)(2) hereof, the Series B Convertible Preferred Stock shall not be subject to redemption at any time.

    (c)  Preference on Liquidation.

        (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such instance hereinafter called a "Liquidation"):

                                  Page-87

            (i) Subject to the rights of any class or series of stock of the Corporation hereafter issued and ranking senior to the Series B Convertible Preferred Stock, upon liquidation, dissolution or winding up of the Corporation, the holders of shares of the Series B Convertible Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its stockholders, prior to and in preference of any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock (hereinafter called "Common Stock") and Class A Nonvoting Common Stock (hereinafter called "Class A Nonvoting Common Stock") of the Corporation or of any other shares of the Corporation hereafter issued that upon liquidation are junior to the Series B Convertible Preferred Stock (such Common Stock, Class A Nonvoting Common Stock and such other shares being hereinafter collectively called "Junior Shares") by reason of their ownership thereof, an amount equal to $9.00 per share of the Series B Convertible Preferred Stock (hereinafter called the "Liquidation Preference"). Upon receipt of such amount, holders of Series B Convertible Preferred Stock will not share in any additional proceeds, whether of cash or other property, that may result from such Liquidation. If, upon Liquidation of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay to the holders of the Series B Convertible Preferred Stock the full amounts to which they otherwise would be entitled, the holders of the Series B Convertible Preferred Stock and any stock ranking on a parity thereto with respect to liquidation, dissolution or winding up shall share ratably in any distribution of assets according to the respective amounts which would have been payable in respect to the shares of the Series B Convertible Preferred Stock and such parity stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

            (ii) All of the preferential amounts to be paid to the holders of Series B Convertible Preferred Stock under this Section (c)(1) shall be paid or set apart for payment prior to payment or setting apart for payment of any amount for, or the distribution of any amounts to, the holders of any Junior Shares in connection with any Liquidation. After setting apart or paying in full the preferential amounts due the holders of the Series B Convertible Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed to the holders of Junior Shares pursuant to the respective priorities of such shares.

        (2) Without first obtaining the approval by vote or written consent in the manner provided by law of the holders of at least a majority of the total number of shares of the Series B Convertible Preferred Stock then outstanding, voting separately as a class, the Corporation shall not sell or otherwise transfer for value all or substantially all of its assets or merge or consolidate with another entity if such merger or consolidation would result in the exchange of the outstanding shares of the Corporation for securities or consideration issued, or caused to be issued, by the surviving corporation, its subsidiary or parent (except for a merger or consolidation after the consummation of which the stockholders of the Corporation own in excess of fifty percent (50%) of the voting securities of the surviving corporation or its parent corporation), unless immediately prior to such sale, transfer for value, merger or consolidation each outstanding share of the Series B Convertible Preferred Stock is redeemed out of funds legally available therefor for an amount equal to the Liquidation Preference.

                                  Page-88

            (i) At least thirty (30), but not more than sixty (60), days prior to the date fixed for the redemption of shares of Series B Convertible Preferred Stock in accordance with this Section (c)(2), a written notice shall be mailed in a postage prepaid envelope to each holder of record of shares of Series B Convertible Preferred Stock to be redeemed, addressed to such holder at such holder's post office address as shown on the records of the Corporation, notifying such holder of the redemption of such shares, stating the date fixed for redemption thereof (the "Redemption Date"), and calling upon such holder to surrender to the Corporation, on the Redemption Date at the place designated in such notice, such holder's certificate or certificates representing the number of shares specified in such notice of redemption. On or after the Redemption Date, such holder of shares of Series B Convertible Preferred Stock to be redeemed shall present and surrender such holder's certificate or certificates for such shares to the Corporation at the place designated in such notice and thereupon the redemption price of such shares shall be paid to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled.

            (ii) At its election, the Corporation, prior to the Redemption Date, may deposit the redemption price of the shares of Series B Convertible Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company in any city in which the Corporation at the time shall maintain a transfer agency with respect to such shares, in which case the aforesaid notice of holders of shares of Series B Convertible Preferred Stock to be redeemed shall (a) state the date of such deposit, (b) specify the office of such bank or trust company as the place of payment of the redemption price and (c) call upon such holders to surrender the certificates representing such shares at such place on or after the date fixed in such redemption notice (which shall not be later than the Redemption Date) against payment of the redemption price. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any monies so deposited which shall remain unclaimed by the holders of such shares of Series B Convertible Preferred Stock at the end of two years after the Redemption Date shall be returned by such bank or trust company to the Corporation.

            (iii)  If a notice of redemption has been give pursuant to Section
(c)(2) and any holder of shares of Series B Convertible Preferred Stock shall, prior to the close of business on the second business day preceding the Redemption Date, give written notice to the Corporation pursuant to Section
(e)(2) below of the conversion of any or all of the shares to be redeemed held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation, and any necessary transfer tax payment, as required by Section (g) below), then such redemption shall not become effective as to such shares to be converted, such conversion shall become effective as provided in Section (e) below, and any monies set aside by the Corporation for the redemption of such shares of converted Series B Convertible Preferred Stock shall revert to the general funds of the Corporation.

                                  Page-89

    (d) Voting. Except as otherwise required by law or by the Certificate of Incorporation of the Corporation, each outstanding share of Series B Convertible Preferred Stock shall have one vote on all matters which are the subject of a vote of the holders of Common Stock, whether at any annual or special meeting of stockholders of the Corporation, or by written consent, voting as a class together with the Common Stock.

    (e)  Conversion Rights.

        (1) Each share of the Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and before December 15, 1995, into one "Unit," comprised of one share of Common Stock and one share of Series C Convertible Performance Right Preferred Stock ("Performance Right Preferred Stock"). Such optional conversion shall be deemed to have been effected on the date when delivery of the certificate or certificates representing the shares to be converted is made pursuant to Section (e)(2) hereof and such date is hereinafter called the "Optional Conversion Date". If not previously converted, each share of Series B Convertible Preferred Stock shall automatically be converted into one Unit on the earlier to occur of December 15, 1995, or the date on which a registration statement filed by the Corporation with the Securities and Exchange Commission becomes effective with respect to the Common Stock and Performance Right Preferred Stock issuable upon conversion of the then outstanding Series B Convertible Preferred Stock. Such automatic conversion date is hereinafter called the "Conversion Date."

        (2) The holders of the Series B Convertible Preferred Stock may exercise the conversion rights thereof until the Conversion Date as to all or any part thereof by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series B Convertible Preferred stock, at the principal office of the Corporation, or at such other place as may be designated by the Corporation, the certificate or certificates representing the shares to be converted, duly endorsed for transfer to the Corporation, accompanied by written notice stating that the holder elects to convert such shares. As promptly as practicable after the conversion of any shares of the Series B Convertible Preferred Stock, the Corporation shall issue and deliver to, or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates registered in the name of the holder for the number of full shares of Common Stock and Performance Right Preferred Stock to which such holder is entitled and a check made payable to such holder with respect to any fractional interest in share of Common Stock or Performance Right Preferred Stock as provided in Section (f) below. The holder shall be deemed to have become a stockholder of record on the Optional Conversion Date or the Conversion Date, as applicable, unless the transfer books of the Corporation are closed on that date, in which event the holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the "Closing Price," as defined below, shall

                                  Page-90
be that in effect on the applicable Optional Conversion Date or Conversion Date. Upon conversion of only a portion of the number of shares of the Series B Convertible Preferred Stock represented by a certificate surrendered for conversion, the Corporation shall issue and deliver to the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate representing the unconverted portion of the Series B Convertible Preferred Stock certificate so surrendered and a certificate or certificates for the number of shares of Common Stock and Performance Right Preferred Stock to which such holder is entitled.

    (f) No Fractional Shares. No fractional shares of Common Stock, Performance Right Preferred Stock or scrip shall be issued upon conversion of shares of the Series B Convertible Preferred Stock. Instead of any fractional shares of Common Stock or Performance Right Preferred Stock which would otherwise be issuable upon conversion of any of the Series B Convertible Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest, the fair value of which shall be determined in good faith by the Board of Directors of the Corporation, which determination shall be conclusive and binding.

    (g) Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock and Performance Right Preferred Stock on conversion of the Series B Convertible Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than in which the shares of Series B Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been or promptly will be paid.

    (h) Shares Reserved. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock and Performance Right Preferred Stock, solely for the purpose of effecting the conversion of the Series B Convertible Preferred Stock, the full number of shares of Common Stock and Performance Right Preferred Stock deliverable upon the conversion of all Series B Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder approval), in accordance with the laws of the State of Delaware, increase the authorized amounts of its Common Stock and Performance Right Preferred Stock if at any time the authorized number of shares of its Common Stock and Performance Right Preferred Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Series B Convertible Preferred Stock at the time outstanding.

    (i) Status of Shares. All shares of Common Stock and Performance Right Preferred Stock which may be issued upon conversion of the Series B Convertible Preferred Stock will upon issuance by the Corporation be validly issued, fully-paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

                                  Page-91

    (j) Adjustment of the Number of Shares to be Received upon Conversion of Shares of Series B Convertible Preferred Stock.

        (1) In case the Corporation shall at any time split or subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, or combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of shares into which the shares of Series B Convertible Preferred Stock were convertible immediately prior to such event shall be adjusted such that the holder of each share of Series B Convertible Preferred Stock shall be entitled upon conversion to receive the number of shares of Common Stock which such holder would have been entitled to receive after the happening of any such event described above, had such share of Series B Convertible Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant hereto shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

        (2) If the Corporation shall issue rights, options or warrants, or convertible or exchangeable securities containing or providing for the right to subscribe for or purchase shares of Common Stock, to all holders of its outstanding Common Stock, without payment of additional consideration by such holders, entitling them, at any time prior to the Conversion Date, to subscribe for or purchase shares of Common Stock at a price per share that is less than the market price per share of Common Stock as of the record date for such transaction, the number of shares of Common Stock into which the then outstanding shares of Series B Convertible Preferred Stock are convertible shall be determined by multiplying the number of shares into which the Series B Convertible Preferred Stock were convertible immediately prior to such transaction by a fraction, of which the numerator shall be (i) the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants, or such convertible or exchangeable securities, plus the number of additional shares of Common Stock represented by such convertible securities so offered for subscription or purchase, and of which the denominator shall be (ii) the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants, or such convertible or exchangeable securities, plus the number of shares which the aggregate exercise price of the total number of shares represented by such convertible securities so offered would purchase at the market price per share of Common Stock at such record date. Such adjustment shall be made whenever such rights, options or warrants, or such convertible or exchangeable securities, are issued, and shall become effective immediately on the date of issuance retroactive to the record date for the determination of stockholders entitled to receive such rights, options or warrants, or such convertible or exchangeable securities.

                                  Page-92

        (3) For the purpose of adjustments required by Section (j)(2), the shares of Common Stock that the holder of any rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of sale, issuance or distribution of such securities and the consideration, if any, received by the Corporation therefor shall be deemed to be the consideration actually received by the Corporation for such securities, plus the consideration or premiums stated in such securities to be paid for the shares of Common Stock acquired upon such exercise and conversion.

        (4) For the purpose of any computation under Section (j)(2), the market price per share of Common Stock at any date shall be determined as of the record date based upon the average of the last closing sale price as reported by any national securities exchange or a consolidation transaction reporting system on which such shares are listed for the forty (40) trading days immediately preceding such date. If the Common Stock is not listed on a national exchange or consolidated transaction reporting system, the market price per share of Common Stock at any date shall mean the average of the closing bid and ask prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or a successor or similar organization, for the forty (40)-day trading period immediately preceding such date. If the Common Stock is not listed on a national exchange or consolidated transaction reporting system or reported on the National Association of Securities Dealers, Inc. Automated Quotation System or a successor or similar organization, the market price per share of Common Stock at any date shall be as determined in good faith by the Board of Directors of the Corporation, which determination shall be conclusive.

        (5) No adjustment in the number of shares into which the Series B Convertible Preferred Stock are convertible shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of Common Stock into which the Series B Convertible Preferred Stock are convertible; provided, however, that any adjustments which by reason of this Section (j)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

        (6) Irrespective of any adjustments in the number of shares into which the Series B Convertible Preferred Stock are convertible, the certificates representing the Series B Convertible Preferred Stock theretofore and thereafter may continue to express the same number of shares as are initially stated in the Series B Convertible Preferred Stock.

        (7) If the shares of Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares, stock dividend or reorganization, merger, consolidation or sale of assets expressly provided for in Section (c)(2) hereof), then, and in any such event, each holder of Series B Convertible Preferred Stock shall

                                  Page-93
have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, which such holder would have been entitled to receive after the happening of any such event described above, had such shares of Series B Convertible Preferred Stock been converted immediately prior to such recapitalization, reclassification or change or any record date with respect thereto. An adjustment made pursuant hereto shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

    (k) Changes Affecting the Series B Convertible Preferred Stock. So long as any shares of the Series B Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent in the manner provided by law of the holders of at least a majority of the total number of shares of the Series B Convertible Preferred Stock then outstanding, voting separately as class, change the preferences, rights or limitations with respect to the Series B Convertible Preferred Stock in any material respect prejudicial to the holders thereof, increase the authorized number of shares of Series B Convertible Preferred Stock, increase or decrease the authorized number of shares of Preferred Stock of the Corporation, or authorize, designate or increase or decrease the number of authorized shares of any class or series of stock of the Corporation ranking on a parity with or senior to the Series B Convertible Preferred Stock as to dividends or upon dissolution, liquidation or winding up of the Corporation; but nothing contained herein shall require such a class vote or consent (i) in connection with any increase or decrease in the total number of authorized shares of the Common Stock or Performance Right Preferred Stock, (ii) in connection with the authorization, designation, increase or decrease of any class or series of Junior Shares; or (iii) in connection with the issuance of any presently authorized but unissued shares of Series B Convertible Preferred Stock.

    (l) Status of Converted Series B Convertible Preferred Stock. No share or shares of Series B Convertible Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise shall be re-issued and such shares shall be canceled and retired and, upon compliance with applicable law, returned to the status of authorized but unissued and undesignated shares of Preferred Stock of the Corporation. All certificates representing any of the Series B Convertible Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Corporation.

    (m) Authorized Number of Shares of Series B Convertible Preferred Stock. The authorized number of shares of the Series B Convertible Preferred Stock shall be 3,600,000.

II.  Series C Performance Right Preferred Stock.

     RESOLVED, that pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in the Certificate of Incorporation, as amended, a series of Preferred Stock of the Corporation be and it hereby is authorized, and, as so authorized, is designated "Series C Convertible Performance Right Preferred Stock" (hereinafter called the "Performance Right Preferred Stock"), said series to consist of 3,600,000 shares, of $0.01 par value per share, of which the preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, shall be as follows:

                                  Page-94

    (a) Dividends on Performance Right Preferred Stock. The holders of outstanding Performance Right Preferred Stock shall not be entitled to receive any dividends.

    (b) Redemption. The Performance Right Preferred Stock shall not be subject to redemption at any time.

    (c)  Preference on Liquidation.

        (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such instance hereinafter called a "Liquidation"):

            (i) The holders of shares of the Performance Right Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its stockholders, prior to and in preference of any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and Class A Nonvoting Common Stock of the Corporation by reason of their ownership thereof, an amount per share of Performance Right Preferred Stock (hereinafter called the "Liquidation Preference") equal to the greater of: (y) one cent ($0.01) per share of Performance Right Preferred Stock (the "Monetary Preference"), or (z) one-half (50%) of the amount available for distribution per share of Common Stock (without regard to the Monetary Preference). Upon receipt of such amount, holders of Performance Right Preferred Stock will not share in any additional proceeds, whether of cash or other property, that may result from such Liquidation. If, upon Liquidation of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay to the holders of the Performance Right Preferred Stock the full Liquidation Preference, the holders of the Performance Right Preferred Stock and any stock ranking on a parity thereto with respect to liquidation, dissolution or winding up shall share ratably in any distribution of assets according to the respective amounts which would have been payable in respect to the shares of the Performance Right Preferred Stock held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full.

            (ii) All of the preferential amounts to be paid to the holders of Performance Right Preferred Stock under this Section (c) shall be paid or set apart for payment prior to payment or setting apart for payment of any amount for, or the distribution of any amounts to, the holders of Common Stock or Class A Nonvoting Common Stock in connection with any Liquidation. After setting apart or paying in full the preferential amounts due the holders of the Performance Right Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders, if any, shall be distributed to the holders of Common Stock and Class A Nonvoting Common Stock.

                                  Page-95

        (2) If the Corporation (i) sells or otherwise transfers for value all or substantially all of its assets and properties (a "Disposition Reorganization") or (ii) merges or consolidates with another entity if such merger or consolidation would result in the exchange of the outstanding shares of the Corporation for securities or consideration issued, or caused to be issued, by the surviving corporation, its subsidiary or parent, excepting a merger or consolidation after the consummation of which the stockholders of the Corporation own in excess of fifty percent (50%) of the voting securities of the surviving corporation or its parent corporation (a "Merger Reorganization") (a Disposition Reorganization or a Merger Reorganization being hereinafter called a "Reorganization Event"), the Performance Right Preferred Stock shall be converted automatically as provided in Section (e)(1) hereof.

    (d) Voting. Except as otherwise required by law or by the Certificate of Incorporation of the Corporation, the holders of Performance Right Preferred Stock shall not be entitled to any vote in respect to such Performance Right Preferred Stock, whether at any annual or special meeting of stockholders of the Corporation, or by written consent.

    (e)  Conversion Rights.

        (1) Each share of the Performance Right Preferred Stock shall automatically convert, on the earlier to occur (i) of December 15, 1995 (hereinafter called the "Anniversary Date") or (ii) the date of the Reorganization Event (hereinafter called the "Reorganization Date") (the earlier to occur of the Anniversary Date or the Reorganization Date hereinafter called the "Conversion Date"), into a fraction of a share, or one or more full shares, of Common Stock determined by multiplication of each share of Performance Right Preferred Stock by the "Conversion Formula" (as hereinafter defined) based upon the average of the "Closing Prices" (as hereinafter defined) of such Common Stock for the forty (40) trading days immediately preceding the Conversion Date. The "Closing Price" shall mean the last closing sale price as reported on a national securities exchange or by a consolidation transaction reporting system, or in the instance of publicly traded securities not listed on a national exchange or consolidated transaction reporting system, the Closing Price shall mean the average of the closing bid and ask prices as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or a successor or similar organization. In the instance of securities not listed on a national exchange or consolidated transaction reporting system or reported on the national Association of Securities Dealers, Inc. Automated Quotation System or a successor or similar organization, the "Closing Price" shall mean the closing price as determined in good faith by the Board of Directors of the Corporation and a representative of the holders of a majority of the Performance Right Preferred Stock, which determination shall be conclusive and binding. The "Conversion Formula" upon which each share of the Performance Right Preferred Stock will convert into Common Stock is the result calculated by dividing sixty (60) (hereinafter the "Conversion Price") by the average of the Closing Prices of the Common Stock for the forty (40) trading days immediately preceding the Conversion Date, and then subtracting 4.5, provided, however, that in no event shall the number of shares into which each share of the Performance Right Preferred Stock shall be converted exceed three (3) shares of Common Stock or be less than one-half (1/2) share of Common Stock (hereinafter called the "Limits"), subject to adjustment as provided in Section (j).

                                  Page-96

        (2) Notwithstanding the provisions of Section (e)(1), the Performance Right Preferred Stock shall automatically convert into one-half (1/2) share of Common Stock, subject to adjustment as provided in Section (j), in the event that the average of the Closing Prices of the Common Stock for any forty (40) consecutive trading days prior to the Anniversary Date equals or exceeds $15.00 (the last such consecutive trading day hereinafter called the "Price Conversion Date").

        (3) The conversion rights set forth in Sections (e)(1) and (e)(2) are mandatory and automatic and shall apply to all Performance Right Preferred Stock then outstanding. Upon such automatic conversion, the holders of such Performance Right Preferred Stock shall surrender the certificate or certificates representing the shares converted, duly endorsed for transfer to the Corporation, to the principal office of the Corporation, or at such other place as may be designed by the Corporation. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder, at such office or other place designated by the Corporation, a certificate or certificates registered in the name of the holder for the number of full shares of Common Stock to which such holder is entitled and a check made payable to such holder with respect to any fractional interest in a share of Common Stock as provided in Section (f) hereof. The holder shall be deemed to have become a stockholder of record on the Conversion Date or the Price Conversion Date, as applicable, unless the transfer books of the Corporation are closed on that date, in which event the holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open.

    (f) No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of the Performance Right Preferred Stock. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any of the Performance Right Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest based on the average of the Closing Prices of Common Stock for the forty (40) days immediately preceding the Conversion Date or the Price Conversion Date, as applicable.

    (g) Taxes. The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock and Performance Right Preferred Stock on conversion of the Performance Right Preferred Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Performance Right Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been or promptly will be paid.

                                  Page-97

    (h) Shares Reserved. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Performance Right Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Performance Right Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder authorization), in accordance with the laws of the State of Delaware, increase the authorized amounts of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Performance Right Preferred Stock at the time outstanding.

    (i) Status of Shares. All shares of Common Stock which may be issued upon conversion of the Performance Right Preferred Stock will upon issuance by the Corporation be validly issued, fully-paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

    (j) Adjustment of the Number of Shares to be Received upon Conversion of Shares of Performance Right Preferred Stock.

        (1) In case the Corporation shall at any time split or subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, or combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price shall be adjusted such that the holder of each share of Performance Right Preferred Stock shall be entitled upon conversion to receive the number of shares of Common Stock which such holder would have been entitled to receive after the happening of any such event described above, had such shares of Performance Right Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto, and the Limits shall be proportionately adjusted. An adjustment made pursuant hereto shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

        (2) If the Corporation shall issue rights, options or warrants, or convertible or exchangeable securities containing or providing for the right to subscribe for or purchase shares of Common Stock, to all holders of its outstanding Common Stock, without payment of additional consideration by such holders, entitling them, at any time prior to the Conversion Date or the Price Conversion Date, to subscribe for or purchase shares of Common Stock at a price per share that is less than the market price per share of Common Stock as of the record date for such transaction, the Conversion Price shall be adjusted so that the number of shares of Common Stock into which the then outstanding shares of Performance Right Preferred Stock is convertible shall equal a number determined by multiplying the number of shares into which such shares of the Performance Right Preferred Stock was convertible immediately prior to such transaction by a fraction, of which the numerator shall be (i) the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants, or such convertible or exchangeable securities, plus the number of additional shares of Common Stock represented

                                  Page-98
by such convertible securities so offered for subscription or purchase, and of which the denominator shall be (ii) the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants, or convertible or exchangeable securities, plus the number of shares which the aggregate exercise price of the total number of shares represented by such convertible securities so offered would purchase at the market price per share of Common Stock at such record date. In connection with any adjustment, the Limits shall also be proportionately adjusted. Such adjustments shall be made whenever such rights, options or warrants, or convertible or exchangeable securities, are issued, and shall become effective immediately on the date of issuance retroactive to the record date for the determination of stockholders entitled to receive such rights, options or warrants, or convertible or exchangeable securities.

        (3) For the purpose of adjustments required by Section (j)(2), the shares of Common Stock that the holder of any rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of sale, issuance or distribution of such securities and the consideration, if any, received by the Corporation therefor shall be deemed to be the consideration actually received by the Corporation for such securities, plus the consideration or premiums stated in such securities to be paid for the shares of Common Stock acquired upon such exercise and conversion.

        (4) For the purpose of any computation under Section (j)(2), the market price per share of Common Stock at any date shall be determined as of the record date based upon the average of the Closing Prices for the immediately preceding forty (40) trading days.

        (5) No adjustment in the Conversion Price, the Limits or in the number of shares into which the Performance Right Preferred Stock are convertible shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price and in the number of shares into which the Performance Right Preferred Stock are convertible; provided, however, that any adjustments which by reasons of this Section (j)(5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

        (6) Irrespective of any adjustments in the number of shares into which the Performance Right Preferred Stock are convertible, the certificates representing the Performance Right Preferred Stock theretofore and thereafter may continue to express the same number of shares as are initially stated in the Performance Right Preferred Stock.

                                  Page-99

        (7) If the shares of Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares, stock dividend or reorganization, merger, consolidation or sale of assets expressly provided for in Section (c)(2) hereof), then, and in any such event, each holder of Performance Right Preferred Stock shall have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, which such holder would have been entitled to receive after the happening of any such event described above, had such shares of Performance Right Preferred Stock been converted immediately prior to such recapitalization, reclassification or change or any record date with respect thereto. An adjustment made pursuant hereto shall become effective immediately after the effective date of such event, retroactive to the record date, if any, for such event.

    (k) Changes Affecting the Performance Right Preferred Stock. So long as any shares of the Performance Right Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent in the manner provided by law of the holders of at least a majority of the total number of shares of the Performance Right Preferred Stock then outstanding, voting separately as class, change the preferences, rights or limitations with respect to the Performance Right Preferred Stock in any material respect prejudicial to the holders thereof, or increase the authorized number of shares of Performance Right Preferred Stock; but nothing contained herein shall require such a class vote or consent (i) in connection with any increase or decrease in the total number of authorized shares of the Common Stock, (ii) in connection with the authorization, designation, increase or decrease of any class or series of shares of the Corporation other than an increase in the authorized number of shares of Performance Right Preferred Stock; or (iii) in connection with the issuance of any presently authorized but unissued shares of Performance Right Preferred Stock.

    (l) Status of Converted Performance Right Preferred Stock. No share or shares of Performance Right Preferred Stock acquired by the Corporation by reason of purchase, conversion or otherwise shall be re-issued and such shares shall be canceled and retired and, upon compliance with applicable law, returned to the status of authorized but unissued and undesignated shares of Preferred Stock of the Corporation. All certificates representing any of the Performance Right Preferred Stock surrendered for conversion shall be appropriately canceled on the books of the Corporation.

    (m)  Authorized Number of Shares of Performance Right Preferred Stock.
The authorized number of shares of the Performance Right Preferred Stock shall be 3,600,000.

                                  Page-100

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate of Designations, Preferences, Rights, and Limitations of Series B Convertible Preferred Stock and Series C Convertible Performance Right Preferred Stock to be duly executed by the undersigned this 9th day of the December, 1993.

RAMTRON INTERNATIONAL CORPORATION

By:  /S/ Jack R. Morgan
-----------------------
Name:  Jack R. Morgan
Title:  Sr. Vice President

ATTEST

/S/ John C. Coe
---------------
John C. Coe, Secretary

                                  Page-101

                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "RAMTRON INTERNATIONAL CORPORATION," FILED IN THIS OFFICE ON THE SEVENTH DAY OF FEBRUARY, A.D. 1995, AT 11:38 0'CLOCK A.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

                                                           /S/ Edward J. Freel
                                                           -------------------
                                           Edward J. Freel, Secretary of State

                                                       AUTHENTICATION: 7401595
                                                             DATE:  02/08/1995

                                  Page-102

                          CERTIFICATE OF ELIMINATION
                                      OF
                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                      AND
                     SERIES B CONVERTIBLE PREFERRED STOCK
                                      OF
                       RAMTRON INTERNATIONAL CORPORATION

         Pursuant to Section 151 of the General Corporation Law of
                            the State of Delaware

RAMTRON INTERNATIONAL CORPORATION (hereinafter called the "Corporation"), a Delaware corporation, does hereby certify:

THAT, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Section 151 of the Delaware Corporation Law, said Board of Directors, at a meeting held on October 30, 1992, duly adopted resolutions providing for the issuance of a series of 1,365,046 shares of Series A Cumulative Convertible Preferred Stock and at a meeting held on December 1, 1993, duly adopted resolutions providing for the issuance of a series of 3,600,000 shares of Series B Convertible Preferred Stock and a series of 3,600,000 shares of Series C Convertible Performance Right Preferred Stock;

FURTHER THAT, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the Delaware Corporation Law, said Board of Directors, at a meeting held on July 29, 1994, duly adopted the following resolutions cancelling the designation of the Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock and all such previously designated preferred stock shall from this date forward be treated as authorized but unissued preferred stock with no specific designation.

I. Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock.

     RESOLVED that none of the authorized shares of Series A Cumulative Convertible Preferred Stock of the Company is outstanding;

     FURTHER RESOLVED that none of the authorized shares of Series A Cumulative Convertible Preferred Stock of the Company will be issued subject to the Certificate of Designations, Preferences, Rights and Limitations of Series A Cumulative Preferred Stock filed with the Delaware Secretary to State of November 16, 1992 with respect to the Series A Cumulative Convertible Preferred Stock;

     FURTHER RESOLVED that none of the authorized shares of Series B Convertible Preferred Stock of the Company is outstanding;

                                  Page-103

     FURTHER RESOLVED that none of the authorized shares of Series B convertible Preferred Stock of the Company will be issued subject to the Certificate of Designations, Preferences, Rights and Limitations of Series B Convertible Preferred Stock filed with the Delaware Secretary to State of December 10, 1993 with respect to the Series B Convertible Preferred Stock;

     FURTHER RESOLVED that the Company's officers are hereby authorized and directed to execute and file with the Delaware Secretary of State a Certificate pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware for the purposes of eliminating from the Certificate of Incorporation of the Company all references to both the Series A Cumulative Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Company; and

     FURTHER RESOLVED that the Company's officers are hereby authorized and directed to perform any acts, including the payment of any and all expenses, and to execute and deliver any and all documents that they deem necessary or appropriate to carry out all of the foregoing resolutions.

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate of Elimination of Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock to be duly executed by the undersigned this 3rd day of February 1995.

RAMTRON INTERNATIONAL CORPORATION

By:  /S/ Oren L. Benton
---------------------------
Name:  Oren L. Benton
Title:  Chief Executive Officer

ATTEST:

/S/  Kathy Bouard
--------------------
Kathy Bouard

                                  Page-104

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 11:45 AM 03/30/1995
950070966-2026110

                         CERTIFICATE OF AMENDMENT
                                    OF
                       CERTIFICATE OF INCORPORATION

Ramtron International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, pursuant to written unanimous written consent, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.

    "FOURTH. The total number of shares of capital stock which the Company shall have authority to issue is 60,000,000, consisting of 50,000,000 shares of Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.

    The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock."

SECOND: That holders of a majority of the outstanding common stock of the Company have approved said amendment by written consent in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Section 228 of the General Corporation Law of the State of Delaware.

                                  Page-105

IN WITNESS WHEREOF, said Ramtron International Corporation has caused this certificate to be signed by Richard L. Mohr, its Executive Vice President and attested by David N. Karpel, its Secretary, this 29th day of March 1995.

Ramtron International Corporation

By: /S/ Richard L. Mohr
-----------------------
Richard L. Mohr, Executive Vice President

ATTEST:

By: /S/ David N. Karpel
-----------------------
David N. Karpel, Secretary

                                  Page-106

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/22/1995
950139642-2026110

                          CERTIFICATE OF CORRECTION
                                      OF
                          CERTIFICATE OF AMENDMENT
                                      OF
                     RAMTRON INTERNATIONAL CORPORATION


Ramtron International Corporation, a Delaware corporation (the "Corporation"), pursuant to Section 103(f) of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Certificate of Amendment to Certificate of Incorporation ("Certificate of Amendment") of the Corporation which was filed with the Secretary of State of Delaware on March 30, 1995, is an inaccurate record of the corporation action referred to therein.

SECOND: That said Certificate of Amendment was inaccurate in that paragraphs SECOND and THIRD thereof state that the amendment was approved by a majority of the holders of the outstanding common stock by consent and that the amendment was adopted in accordance with Section 228 of the General Corporation Law of the State of Delaware. Said amendment was, in fact, adopted in accordance with Section 242 of the General Corporation Law at a duly called meeting of stockholders.

THIRD:  Article SECOND in correct form is as follows:

SECOND: That holders of a majority of the outstanding common stock of the Company have approved said amendment at a duly called meeting.

FOURTH:  Article THIRD in correct form is as follows:

THIRD: The amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate of Correction to be executed by its duly authorized officer this 21st day of June, 1995.

By: /S/ Richard L. Mohr
-----------------------
Richard L. Mohr
Executive Vice President

                                  Page-107

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/12/1996
960331885-2026110

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION

Ramtron International Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, at a meeting held on June 7, 1996, adopted a resolution proposed and declaring advisable the following amendment to the Certificate of Incorporation of said corporation.

    "FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is 85,000,000, consisting of 75,000,000 shares of Common Stock, $0.01 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share.

    The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock."

SECOND: That at a meeting duly held, the majority of holders of the outstanding common stock of the Company have approved said amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

                                  Page-108

IN WITNESS WHEREOF, said Ramtron International Corporation has caused this certificate to be signed by L. David Sikes, its Chief Executive Officer and attested by Richard L. Mohr, its Secretary, this 1st day of November 1996.

RAMTRON INTERNATIONAL CORPORATION

BY: /S/ L. David Sikes
----------------------
L. David Sikes
Chief Executive Officer

ATTEST:

BY: /S/ Richard L. Mohr
-----------------------
Richard L. Mohr
Secretary

                                  Page-109

                             State of Delaware
                      Office of the Secretary of State

I, Edward J. Freel, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Designation of "Ramtron International Corporation", filed in this office on the twelfth day of February, A.D. 1998, at 1:20 O'clock P.M.

/S/ Edward J. Freel
---------------------------------------
Edward J. Freel, Secretary of State

Authentication:  8918338
Date:  02-12-98

                                  Page-110

                                                     State of Delaware
                                                     Secretary of State
                                                     Division of Corporations
                                                     Filed 01:20 PM 02/12/1998
                                                     981056214 - 2026110

          CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATIONS
                                     OF
              SERIES A CONVERTIBLE PREFERRED STOCK, $0.01 PAR VALUE
                                     OF
                       RAMTRON INTERNATIONAL CORPORATION

           Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware

RAMTRON INTERNATIONAL CORPORATION (hereafter called the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

THAT, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the providing Section 151 of the Delaware Corporation Law, said Board of Directors, by unanimous written consent dated February 10, 1998, duly adopted a resolution providing for the issuance of a series of 29,000 shares of the Series A Convertible Preferred Stock, $0.01 Par Value, which resolution is a follows:

RESOLVED that there shall be a series of shares of the Preferred Stock of the Corporation designated "Series A Convertible Preferred Stock"; that the number of authorized shares of such series shall be 29,000 and that the rights and preferences of such series (the "Series A Preferred") and the limitations or restrictions thereon, shall be as follows:

1.  Dividends.

   (a) The holders of the Series A Preferred shall be entitled to receive cumulative dividends at the rate of $60.00 per share per annum, payable in shares of Series A Preferred Stock valued at $1,000 per share, when and as declared by the Board of Directors. Such dividends shall accrue on any given share from the day of original issuance of such share and shall accrue from day to day whether or not declared. Dividends not theretofore paid shall be paid upon conversion of any shares of the Series A Preferred and shares of Series A Preferred issued in payment of such dividends shall be simultaneously converted into Common Stock together with the shares on which such dividends have accrued.

                                  Page-111

2.  Liquidation Preference.

   (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of the Common Stock or any other class or series of shares except any class or series which is entitled to priority over the Series A Preferred, the amount of $1,000 per share plus any accrued but unpaid dividends plus any amounts accrued but unpaid under Section 1.4(b)(iv) of the Preferred Stock Investment Agreement under which shares of the Series A Preferred were originally issued (the "Liquidation Preference").

   (b) Subject to the last sentence of this Section, a consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall, at the option of the holders of the Series A Preferred, be deemed a liquidation, dissolution or winding up within the meaning of this Section 2 if the shares of stock of the Corporation (along with all derivative securities) outstanding immediately prior to such transaction represent immediately after such transaction less than a majority of the voting power of the surviving corporation (or of the acquirer of the Corporation's assets in the case of a sale of assets). Such option may be exercised by the vote or written consent of holders of a majority of the Series A Preferred at any time within thirty calendar days after written notice of the essential terms of such transaction shall have been given to the holders of the Series A Preferred as provided in
Section 5 hereof. Such notice shall be given by the Corporation immediately following determination of such essential terms. If such option is exercised, the holders of the Series A Preferred shall be entitled to receive, in cash, immediately upon the occurrence of such transaction, an amount per share equal to the Liquidation Preference. This Section shall not apply to a business combination in which substantially all the Common Stock of the Corporation is converted into or exchanged for voting common stock of the corporation surviving such business combination, if (i) such common stock of the surviving corporation is listed and traded on the NASDAQ National Market or the New York Stock Exchange, and (ii) the Board of Directors of the Corporation determines in good faith that the conversion rights and other rights and preferences of the Series A Preferred are preserved and not rendered of less value by the terms of such business combination.

3.  Mandatory Conversion.

On the fifth anniversary of the date of issuance, all then outstanding shares of Series A Preferred including any accrued dividends thereon shall be automatically converted into Common Stock at the Conversion Price on such anniversary date and otherwise pursuant to the applicable provisions set forth in Section 4 hereof.

4. Conversion. The holders of the Series A Preferred shall have optional conversion rights as follows:

                                  Page-112

   (a) Accrual of Conversion Rights. The Conversion Period shall commence 3 calendar months after the date of issuance, or (if earlier) the date that a Registration Statement covering resale of the underlying shares of Common Stock has been declared effective by the Securities and Exchange Commission, and shall continue thereafter for the life of the issue. Each holder of record of Series A Preferred shares on the date of commencement of the Conversion Period (an "Original Holder") shall be entitled to convert in any calendar month the following percentage of the Series A Preferred shares held by such holder on the date of commencement of the Conversion Period, on a cumulative basis following commencement of the Conversion Period. The percentage for each calendar month will be determined based on the highest of the daily low trading prices of the Common Stock during such month, as follows:

       Highest of daily low trading            Percentage convertible
          prices during month                     during such month
       ----------------------------            ----------------------
             $7.00 to less                                20.0%
             $7.01 to $7.50                               25.0%
             $7.51 to $8.00                               30.0%
             $8.01 to $8.50                               35.0%
             $8.51 to $9.00                               40.0%
             $9.01 to $9.50                               45.0%
             $9.51 or more                                50.0%

The number of shares which may be converted in any calendar month shall be the number determined as above provided plus the number which might have been but were not converted during earlier calendar months. In the case of transfers of shares by an Original Holder the Corporation shall make such notations on its stock ownership records and on the certificates for shares issued upon transfer so as to reflect the portion (if any) of the transferred shares which have become convertible pursuant to this provision, or the Corporation may at its election issue certificates representing the Series A Preferred shares in such form, or with such annotations, as to reflect the time or times at which the shares represented by such certificates will become convertible.

   (b) Removal of Limitations. The limitations set forth in Section 4(a) hereof, with respect to the percentage of Series A Preferred shares which may be converted during certain time periods, shall terminate and all the Series A Preferred shares shall thereafter be fully convertible if any of the following events or conditions shall occur or exist: (i) an event described in Section 2(b) (subject to the exclusion in the last sentence of such Section) shall occur, whether or not the holders of Series A Preferred deem such event to be a liquidation; (ii) proceedings for relief under any bankruptcy or similar law for the relief of debtors are instituted by or against the Corporation or any of its significant subsidiaries and, if instituted against the Corporation or such subsidiary, are consented to or not dismissed within 30 days; (iii) the independent auditors of the Corporation shall fail or be unwilling to express within 90 days after the end of the Corporation's fiscal

                                  Page-113
year a customary opinion on the financial statements of the Corporation, or shall express such opinion subject to a "going concern" qualification; (iv) the Common Stock of the Corporation shall cease to be listed on either the NASDAQ National Market or the New York Stock Exchange; or (v) there shall be a material breach by the Corporation of any of its obligations hereunder or under the Preferred Stock Investment Agreements pursuant to which the Series A Preferred was originally issued, which breach has a material adverse effect on the holders of Series A Preferred.

   (c) Right to Convert. At and after the time it has become convertible, each share of Series A Preferred shall be convertible, at the option of the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (i) the liquidation preference of the Series A Preferred share determined pursuant to Section 2(a) hereof on the date the notice of conversion is given, by (ii) the Conversion Price determined as hereinafter provided in effect on said date, provided however, that a share of Series A Preferred shall not be converted into Common Stock if following such conversion the holder thereof together with affiliates of such holder would be the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of the Common Stock of the Corporation. A share which may not be converted because of the foregoing "provided however" clause will thereafter be convertible by any holder (including the original holder) if at the time such share is submitted for conversion the "provided however" clause is inapplicable.

   (d) Mechanics of Conversion. To convert shares of Series A Preferred into shares of Common Stock, the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares which have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, and a certificate representing the shares of Series A Preferred not so converted, if any. The Corporation shall effect such issuance immediately and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within three trading days after the receipt of such notice.
Notice of conversion may be given by a holder at any time of day up to 5:00 p.m. Pacific time, and such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given (the "Conversion Date"). The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on the Conversion Date.

                                  Page-114

   (e)  Determination of Conversion Price.

        (i) Until the last day of the sixth full calendar month after the Closing, the Conversion Price shall be $10.00. Thereafter, subject to the provisions of subsection (e)(iii) of this Section, on any Conversion Date, the Conversion Price shall be the lowest trading price of the Common Stock for the 22 consecutive trading days ending with the trading day prior to the Conversion Date, reduced by the Applicable Percentage (as defined below) in effect on the Conversion Date.

        (ii)  The Applicable Percentage shall be as follows:

              7.0%   starting on the first day of the
                     seventh (7th) calendar month after Closing.
              8.0%   starting on the first day of the
                     eighth (8th) calendar month after Closing.
              9.0%   starting on the first day of the
                     ninth (9th) calendar month after Closing.
             10.0%   starting on the first day of the
                     tenth (10th) calendar month after Closing.
             11.0%   starting on the first day of the
                     eleventh (11th) calendar month after Closing.
             12.0%   starting on the first day of the
                     twelfth (12th) calendar month after Closing.
             13.0%   starting on the first day of the
                     thirteenth (13th) calendar month after Closing.
             14.0%   starting on the first day of the
                     fourteenth (14th) calendar month after Closing.
             15.0%   starting on the first day of the
                     fifteenth (15th) calendar month after Closing, and thereafter

        (iii) The Maximum Conversion Price ("Conversion Cap") shall be the lesser of (i) 85% of the average of the daily low trade prices of the Common Stock for the fifteenth calendar month after the Closing, (ii) 85% of the average of the daily low trade prices of the Common Stock for the twenty-first calendar month after the Closing, or (iii) 85% of the average of the daily low trade prices of the Common Stock for the twenty-seventh calendar month after the Closing. The provisions of clauses (i), (ii) and (iii) of the foregoing sentence shall become effective at the end of the fifteenth, twenty-first and twenty-seventh calendar months following the Closing, respectively.

        (iv) The terms "low trading price" and "last sale price" of the Common Stock on any day shall mean, respectively, (A) the lowest reported sale price and the last reported sale price of the Common Stock on the principal stock exchange on which the Common Stock is listed, or (B) if the Common Stock is not listed on a stock exchange, the lowest reported sale price and the last reported sale price of the Common Stock on the principal automated securities price quotation system on which sale prices of the Common Stock are reported,

                                  Page-115
or (C) if the Common Stock is not listed on a stock exchange and sale prices of the Common Stock are not reported on an automated quotation system, the lowest bid price and the last bid price for the Common Stock as reported by National Quotation Bureau Incorporated. If none of the foregoing provisions are applicable, the "low trading price" and "last sale price" of the Common Stock on a day will be the fair market value of the Common Stock on that day as determined by a member firm of the New York Stock Exchange, Inc., selected by the Board of Directors of the Corporation. The term "trading day" means (x) if the Common Stock is listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Common Stock is listed, (y) if the Common Stock is not listed on a stock exchange but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or
(z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated. The term "trading day" shall not include any day that the New York Stock Exchange closes for at least one hour because of the "Circuit Breakers" pursuant to Rule 80A or 80B. The "closing price" of the Common Stock on any day means the "last sale price" as defined above. The term "lowest trading price" of the Common Stock for a period of several trading days means the lowest of the low trading prices for each of such trading days.

        (v) In the event that during any period of consecutive trading days provided for herein, the Corporation shall declare or pay any dividend on the Common Stock payable in Common Stock or in rights to acquire Common Stock, or shall effect a stock split or reverse stock split, or a combination, consolidation or reclassification of the Common Stock, then the Conversion Price and the Conversion Cap shall be proportionately decreased or increased, as appropriate, to give effect to such event, and like adjustment shall be made in any price per share specified in dollars in Section 4(a) or elsewhere herein.

   (f) Green Floor. If at any time the Conversion Price falls below a price designated by the Corporation upon 30 calendar days prior notice given to the holders of the Series A Preferred (the "Green Floor Price") the Corporation may at its option, exercised by written notice ("Cash Conversion Notice") given to the holders of the Series A Preferred twenty calendar days prior to the effective date specified in such Notice (the "Effective Date") honor any conversion request otherwise properly made, if at a Conversion Price lower than the Green Floor Price then in effect, by a cash payment in lieu of the issuance of Common Stock in an amount equal to the proceeds which would otherwise have been received by the holder if conversion were in fact made into Common Stock and such Common Stock were sold at the high trading price on the Conversion Date (the "Cash Conversion Amount"). A Cash Conversion
Notice shall constitute a representation and warranty by the Corporation that it has funds available in cash or cash equivalents to pay the Cash Conversion Amount (computed on the basis of the Green Floor Price then in effect) upon conversion of all the Series A Preferred shares eligible for conversion at that time, and that such funds will be set aside and maintained for the

                                  Page-116
exclusive purpose of satisfying the Corporation's Cash Conversion obligations. The Cash Conversion Notice shall expressly confirm such representation and warranty. If thereafter there is a change in the availability of such funds, the Cash Conversion Notice shall automatically and immediately be cancelled and the Corporation shall immediately give notice thereof to the holders of the Series A Preferred. The Cash Conversion Notice may specify an expiration date of such Notice, or may specify that the Corporation may terminate the Cash Conversion Notice by further twenty day notice to the holders of Series A Preferred that the Cash Conversion Notice will not be in effect after a specified date. The Corporation may re-establish the Green Floor Price, at its option, not more frequently than once each month, by giving 30 days prior notice to the holders of the Series A Preferred. If notice of conversion shall be given by a holder of Series A Preferred shares on a date that a Cash Conversion Notice is in effect, the Corporation shall within 48 hours following surrender of the share certificate as provided in Section 4(d) hereof make payment of the Cash Conversion Amount to such holder by wire transfer of immediately available funds in U.S. dollars pursuant to such wire transfer instructions as may have been given by such holder, or otherwise by mailing by certified mail a bank cashier's or certified check for the Cash Conversion Amount to the record address of such holder. If the Corporation fails to make payment of the Cash Conversion Amount to any holder entitled thereto in the manner and within the time specified above, time being of the essence, such holder shall be entitled to receive from the Corporation in cash an amount equal to 3% of the Cash Conversion Amount as compensation to such holder for such failure on the part of the Corporation, and such holder shall be entitled to the immediate return of the stock certificate or certificates representing the Series A Preferred shares submitted by such holder for Cash Conversion. Then and thereafter (whether or not such certificate or certificates have been returned) such holder shall have the right to convert his Series A Preferred shares into Common Stock of the Corporation without regard to the provisions of this subsection (f). A Cash Conversion Notice shall cease to be effective if the Corporation fails to make payment of the Cash Conversion Amount to any holder entitled thereto in the manner and within the time specified above, time being of the essence, and the Corporation may not thereafter give a Cash Conversion Notice. The number of shares that a holder is entitled to convert, determined pursuant to subsections (a) and (b) of this Section 4, shall not be affected by the giving or effectiveness of a Cash Conversion Notice. Any Cash Conversion Notice shall be given as provided in Section 5 hereof.

   (g) Distributions. In the event the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of its subsidiaries or other property, other than cash dividends from earnings, then in each such event provision shall be made so that the holders of Series A Preferred shall receive, upon the conversion thereof, the securities or other property which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

                                  Page-117

   (h) Certificates as to Adjustments. Upon the occurrence of any adjustments or readjustment of the Conversion Price pursuant to Section 4(e)(v) or Section 4(m) hereof, or any provision for distribution pursuant to
Section 4(g) hereof, or any adjustment of the cash per-share prices specified herein, the Corporation at its expense shall promptly compute such adjustment, readjustment or provision in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment, readjustment or provision and showing in detail the facts upon which such adjustment, readjustment or provision is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred with respect to each share of Common Stock received upon such conversion. If any holder disputes the computation of such adjustment or provision the Corporation shall cause independent public accountants selected by the Corporation to verify and, if necessary, correct such computation.

   (i) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall give notice to each holder of Series A Preferred at least 10 days prior to such date specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

   (j) Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

   (k) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval as promptly as practicable.

                                  Page-118

   (l) Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

   (m) Reorganization or Merger. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person, and the holders of Series A Preferred do not elect to treat such transaction as a liquidation, dissolution or winding up as provided in Section 2, then, as part of such reorganization, consolidation, merger or sale, provision shall be made so that each share of Series A Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series A Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of Series A Preferred. The Corporation shall have no obligation to obtain the prior consent of the holders of the Series A Preferred, individually or as a class, except as expressly provided herein or as provided by applicable law.

5. Notices. Any notice to be given to the holders of the Series A Preferred shall be (i) mailed by first class mail postage prepaid to each holder of Series A Preferred at the address shown on the records of the Corporation for such holder, (ii) transmitted by telecopy or facsimile transmission to any holder which has supplied a telecopy or facsimile address to the Corporation, and (iii) unless receipted for by telecopy or facsimile on the date such notice is given, shall be transmitted by an overnight delivery service or courier service for delivery at the address shown on the records of the Corporation for such holder on the first business day following the date such notice is given, or if delivery in one business day to such address cannot be effected by such delivery service, then on the earliest day on which such delivery can be made.

                                  Page-119

6. Other Provisions. For all purposes of this Resolution, the term "date of issuance" or "closing" shall mean the day on which shares of the Series A Preferred are first issued by the Corporation, and the terms "trading price," "low trading price," "closing price," "last trade price," and "trading days" shall have the meanings given them in Section 4(e) hereof.
Any provision herein which conflicts with or violates any applicable usury law shall be deemed modified to the extent necessary to avoid such conflict or violation.

7. Restrictions and Limitations. The Corporation shall not undertake the following actions without the consent of the holders of a majority of the Series A Preferred: (i) modify its Certificate of Incorporation or Bylaws so as to amend or change any of the rights, preferences, or privileges of the Series A Preferred, (ii) authorize or issue any other equity security senior to or ranking on parity with the Series A Preferred, or (iii) pay any dividends in cash or property on, or purchase or otherwise acquire for value, any Common Stock purchase or other equity security of the Corporation either junior to or on a parity with the Series A Preferred except from current or retained earnings or from the net proceeds of sale of equity securities, except for purchases of Common Stock from terminating or retiring employees pursuant to the terms of employee benefit plans in an aggregate amount not greater than $1 million.

8. Voting Rights. Except as provided herein or as provided for by law, the Series A Preferred shall have no voting rights.

9. Attorneys' Fees. Any holder of Series A Preferred shall be entitled to recover from the Corporation reasonable attorneys' fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the Corporation hereunder, if such holder is the prevailing party in an action or proceeding to compel such enforcement.

10. Limitation on Number of Conversion Shares. The Corporation shall not be obligated to issue, in the aggregate, more than 7,420,000 shares of Common Stock as presently constituted (the "NASD Cap") upon conversion of the Series A Preferred, if issuance of a larger number of shares would constitute a breach of the Rules of NASD. Subject to the obligation to effect certain redemptions pursuant to the last four sentences of this Section, if further issuances of shares of Common Stock upon conversion of the Series A Preferred would constitute a breach of the NASD Rules (i.e., all of the shares permitted to be issued under the NASD Cap shall have been so issued), then so long thereafter as such limitation shall continue to be applicable and any shares of Series A Preferred are submitted for conversion such shares shall receive in cash an amount equal to the Cash Conversion Amount determined as provided in Section 4(f) hereof, in lieu of the Common Stock which such shares would otherwise be entitled to receive upon conversion. Payment of the Cash Conversion Amount shall be made no later than as specified in Section 4(f) and shall bear daily interest thereafter at the rate of one-tenth of one percent per day until paid. The NASD Cap shall be proportionately and equitably adjusted in the event of stock splits, stock dividends, reverse stock splits,

                                  Page-120
reclassifications or other such events, in such manner as the Board of Directors of the Corporation shall reasonably determine. If (A) the Corporation is unable to obtain shareholder approval concerning the issuance of shares of Common Stock upon conversion of the Series A Preferred at a meeting of shareholders of the Corporation held not later than June 30, 1998, then (B) the Corporation shall immediately redeem, at a "Special Redemption Price" equal to 110% of the liquidation preference of such shares, the smallest number of Shares which is sufficient, in the Corporation's reasonable judgment, such that following such redemption, conversion of the remaining shares of Series A Preferred would not constitute a breach of the Corporation's obligations under the NASD Rules. Any redemption effected pursuant to the preceding sentence shall require 15 days notice and the Redemption Date shall be not more than 15 days after the date specified in Clause A of the preceding sentence. Such redemption shall be made pro-rata. If there shall be a default in payment of the Special Redemption Price, the amount so payable shall bear daily interest from and after the Redemption Date at the rate of one-twentieth of one percent per day until paid.

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate to be executed by its Chairman of the Board and by its Executive Vice President, Chief Financial Officer and Secretary, this 12th day of February 1998.


/S/ L. David Sikes
-------------------------
L. David Sikes
Chairman of the Board


/S/ Richard L. Mohr
-------------------------
Richard L. Mohr
Executive Vice President,
Chief Financial Officer and Secretary

                                  Page-121

                             State of Delaware
                      Office of the Secretary of State

I, Edward J. Freel, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Amendment of "Ramtron International Corporation", filed in this office on the sixth day of August, A.D. 1999, at 1 O'clock P.M.

A filed copy of this certificate has been forwarded to the New Castle County Recorder of Deeds.

/S/ Edward J. Freel
---------------------------------------
Edward J. Freel, Secretary of State

Authentication:  9908472
Date:  08-06-99
                                  Page-122

                                                     State of Delaware
                                                     Secretary of State
                                                     Division of Corporations
                                                     Filed 01:00 PM 08/06/1999
                                                     991327093 - 2026110

                            CERTIFICATE OF AMENDMENT
                                    OF THE
                          CERTIFICATE OF INCORPORATION
                                      OF
                       RAMTRON INTERNATIONAL CORPORATION

RAMTRON INTERNATIONAL CORPORATION (hereafter called the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies:

FIRST, that the Corporation's Board of Directors has duly adopted the following resolution:

RESOLVED, that the Corporation's Certificate of Designation, Preferences, Rights and Limitations of Series A Convertible Preferred Stock, $0.01 Par Value ("Certificate of Designation"), filed on February 12, 1998, with the Secretary of State of the State of Delaware is hereby amended and restated in its entirety to read as follows:

"1.  Authorized Shares.

There shall be a series of shares of the Preferred Stock of the Corporation designated "Series A Convertible Preferred Stock". The number of authorized shares of such series shall be 29,000 and the rights and preferences of such series (the "Series A Preferred") and the limitations or restrictions thereon, shall be as set forth herein.

2.  Dividends.

The holders of the Series A Preferred shall be entitled to receive cumulative dividends at a rate equal to 11% per annum of the liquidation preference per share per annum, payable semi-annually on December 31 and June 30, with the first payment being payable on December 31, 1999, when and as declared by the Board of Directors. Prior to the first anniversary of the date of filing of this Certificate of Amendment (the "Closing Date"), all dividends shall be paid in Series A Preferred. On and after the first anniversary of the Closing Date, dividends may be paid, at the Corporation's option, on any dividend payment date, either in cash or by the issuance of additional shares of Series A Preferred (and payment of cash in lieu of fractional shares) having an aggregate liquidation preference equal to the amount of such dividends. In the event that on or after the first anniversary of the Closing Date, dividends are paid in additional shares of Series A Preferred, the dividend rate shall increase by 2% for such dividend payment period. In the event that

                                  Page-123
a registration statement is not effective within 130 days after the Closing Date with respect to the conversion rights set forth in Section 6 and the cash exchange rights set forth in Section 7, the Series A Preferred shall accrue dividends from and after the end of such 130 day period at a rate of 18% per annum until such time as the registration statement is declared effective. Dividends as provided by this Section 2 shall accrue on any given share from the Closing Date, or from the date of original issuance of such share, whichever is later, and shall accrue from day to day whether or not declared. Dividends not theretofore paid shall be paid upon conversion of any shares of the Series A Preferred and shares of Series A Preferred issued in payment of such dividends shall be simultaneously converted into Common Stock together with the shares on which such dividends have accrued. Dividends accrued in accordance with the terms of the Series A Preferred prior to the Closing Date shall not be affected by this Section 2.

3.  Liquidation Preference.

    (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of the Common Stock or any other class or series of shares except any class or series which is entitled to priority over the Series A Preferred, the amount of $1,000 per share plus any accrued but unpaid dividends (the "Liquidation Preference").

    (b) Subject to the last sentence of this Section 3(b), a consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall, at the option of the holders of the Series A Preferred, be deemed a liquidation, dissolution or winding up within the meaning of this Section 3 if the shares of stock of the Corporation (along with all derivative securities) outstanding immediately prior to such transaction represent immediately after such transaction less than a majority of the voting power of the surviving corporation (or of the acquirer of the Corporation's assets in the case of a sale of assets). Such option may be exercised by the vote or written consent of holders of a majority of the Series A Preferred at any time within thirty calendar days after written notice of the essential terms of such transaction shall have been given to the holders of the Series A Preferred as provided in
Section 8 hereof. Such notice shall be given by the Corporation immediately following determination of such essential terms. If such option is exercised, the holders of the Series A Preferred shall be entitled to receive, in cash, immediately upon the occurrence of such transaction, an amount per share equal to the Liquidation Preference. This Section shall not apply to a business combination in which substantially all the Common Stock of the Corporation is converted into or exchanged for voting common stock of the corporation surviving such business combination, if (i) such common stock of the surviving corporation is listed and traded on The Nasdaq Stock Market or the New York Stock Exchange, and (ii) the Board of Directors of the Corporation determines in good faith that the conversion rights and other rights and preferences of the Series A Preferred are preserved and not rendered of less value by the terms of such business combination.

                                  Page-124

4.  Mandatory Redemption.

All of the Series A Preferred outstanding on July 31, 2002 shall be redeemed by the Corporation at a redemption price equal to 100% of the Liquidation Preference thereof plus, without duplication, accumulated and unpaid dividends to the date of redemption.

5.  Optional Redemption.

The Series A Preferred shall be redeemable, at the option of the Corporation and subject to the consent of its lenders, in whole or in part, at any time on or after July 31, 2000 at an amount equal to its Liquidation Preference plus, without duplication, accumulated and unpaid dividends to the date of redemption.

6.  Conversion.

The holders of the Series A Preferred shall have optional conversion rights as follows:

    (a)  Conversion Rights.

        (i) At any time prior to 10 days after the Closing Date (the "Post-Closing Date"), the Series A Preferred shall be exchangeable at the option of the holder for shares of Common Stock at an exchange ratio of $.75 face value of Series A Preferred per share of Common Stock plus accrued and unpaid dividends to the date of conversion.

        (ii) Each holder of record of Series A Preferred shares shall be entitled to convert Series A Preferred into shares of Common Stock on or after the Post-Closing Date at the conversion rate of 1,000 shares of Common Stock per share of Series A Preferred (i.e., $1.00 per share of Common Stock) (such rate of exchange, and the rate of exchange set forth in paragraph (i), as applicable, being hereinafter referred to as the "Conversion Rate").

    (b) Restriction on Right to Convert. A share of Series A Preferred shall not be converted into Common Stock if following such conversion the holder thereof together with affiliates of such holder would be the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of 10% or more of the Common Stock of the Corporation. A share which may not be converted because of the preceding sentence will thereafter be convertible by any holder if at the time such share is submitted for conversion the preceding sentence is inapplicable.

                                  Page-125

    (c) Mechanics of Conversion. To convert shares of Series A Preferred into shares of Common Stock, the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to convert the same and shall state therein the number of shares to be converted and the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. Promptly thereafter the holder shall surrender the certificate or certificates representing the shares to be converted, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares which have been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, and a certificate representing the shares of Series A Preferred not so converted, if any. The Corporation shall effect such issuance immediately and shall transmit the certificates by messenger or overnight delivery service to reach the address designated by such holder within three trading days after the receipt of such notice.
Notice of conversion may be given by a holder at any time of day up to 5:00 p.m. Los Angeles time, and such conversion shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given (the "Conversion Date"). The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on the Conversion Date.

    (d) Determination of Conversion Rate. In the event that the Corporation shall declare or pay any dividend on the Common Stock payable in Common Stock or in rights to acquire Common Stock, or shall effect a stock split or reverse stock split, or a combination, consolidation or reclassification of the Common Stock, then the Conversion Rate shall be proportionately decreased or increased, as appropriate, to give effect to such event, and like adjustment shall be made in any price per share specified elsewhere herein.

    (e) Distributions. In the event the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation or any of its subsidiaries or other property, other than cash dividends from earnings, then in each such event provision shall be made so that the holders of Series A Preferred shall receive, upon the conversion thereof, the securities or other property which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

                                  Page-126

    (f) Certificates as to Adjustments. Upon the occurrence of any adjustments or readjustment of the Conversion Rate pursuant to Section 6(d) hereof, or any provision for distribution pursuant to Section 6(e) hereof, or any adjustment of the cash per-share prices specified herein, the Corporation at its expense shall promptly compute such adjustment, readjustment or provision in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred a certificate setting forth such adjustment, readjustment or provision and showing in detail the facts upon which such adjustment, readjustment or provision is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate prepared by the Corporation setting forth (i) such adjustments and readjustments, and (ii) the number of other securities and the amount, if any, of other property which at the time would be received upon the conversion of Series A Preferred with respect to each share of Common Stock received upon such conversion. If any holder disputes the computation of such adjustment or provision the Corporation shall cause independent public accountants selected by the Corporation to verify and, if necessary, correct such computation.

    (g) Notice of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall give notice to each holder of Series A Preferred at least 10 days prior to such date specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

    (h) Issue Taxes. The Corporation shall pay any and all issue and other taxes, excluding any income, franchise or similar taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of shares of Series A Preferred pursuant hereto; provided, however, that the Corporation shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

    (i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval as promptly as practicable.

                                  Page-127

    (j) Fractional Shares. No fractional shares shall be issued upon the conversion of any share or shares of Series A Preferred. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors of the Corporation).

    (k) Reorganization or Merger. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person, and the holders of Series A Preferred do not elect to treat such transaction as a liquidation, dissolution or winding up as provided in Section 3, then, as part of such reorganization, consolidation, merger or sale, provision shall be made so that each share of Series A Preferred shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series A Preferred would have been entitled upon the record date of (or date of, if no record date is fixed) such event and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series A Preferred, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the conversion of the shares of Series A Preferred. The Corporation shall have no obligation to obtain the prior consent of the holders of the Series A Preferred, individually or as a class, except as expressly provided herein or as provided by applicable law.

7.  Cash Exchange Rights.

    (a) Exchange Rights. At any time prior to June 25, 1999, the Series A Preferred shall be exchangeable at the option of a holder for cash in amount per share equal to 50% of the face value of the Series A Preferred Share plus all accrued but unpaid dividends on the Series A Preferred Share, up to an aggregate amount of $6.4 million face value and accrued and unpaid dividends to the date of exchange. If, in the judgment of the Board of Directors of the Corporation, the Corporation's financial condition and results of operations permit the Corporation to permit the exchange for cash of more than $6.4 million face value (plus accrued dividends) of the Series A Preferred, the terms of the Series A Preferred will permit the exchange for cash of up to $8.0 million face value (plus accrued and unpaid dividends) of the Series A Preferred. To the extent that holders of Series A Preferred desire to exchange in the aggregate a greater face value (plus accrued and unpaid dividends) of the Series A Preferred than is permitted under the terms of the Series A Preferred, Series A Preferred will be accepted for exchange by the Corporation for cash on a pro rata basis based upon the aggregate face value (plus accrued and unpaid dividends) of the Series A Preferred validly tendered for exchange.

                                  Page-128

    (b)  Mechanics of Exchange.  To exercise the exchange right set forth in
Section 7(a), the holder shall give written notice to the Corporation (which notice may be given by facsimile transmission) that such holder elects to exercise such right and shall state therein the number of shares to be converted and the name or names in which such holder wishes the payment to be received. Promptly thereafter the holder shall surrender the certificate or certificates representing the shares to be exchanged, duly endorsed, at the office of the Corporation or of any transfer agent for such shares, or at such other place designated by the Corporation. The Corporation shall, immediately upon receipt of such notice, issue and deliver to or upon the order of such holder, against delivery of the certificates representing the shares which have been converted, a check for payment of the cash amount to which such holder shall be entitled, and a certificate representing the shares of Series A Preferred not so exchanged, if any. The Corporation shall effect such payment immediately and shall transmit the check by messenger or overnight delivery service to reach the address designated by such holder within three trading days after the receipt of such notice. Notice of the exercise of exchange rights may be given by a holder at any time of day up to 5:00 p.m. Los Angeles time, and such exercise shall be deemed to have been made immediately prior to the close of business on the date such notice of conversion is given (the "Exchange Date"). The person or persons entitled to receive payment upon such exchange shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on the Exchange Date.

8.  Notices.

Any notice to be given to the holders of the Series A Preferred shall be
(i) mailed by first class mail postage prepaid to each holder of Series A Preferred at the address shown on the records of the Corporation for such holder, (ii) transmitted by telecopy or facsimile transmission to any holder which has supplied a telecopy or facsimile address to the Corporation, and
(iii) unless receipted for by telecopy or facsimile on the date such notice is given, shall be transmitted by an overnight delivery service or courier service for delivery at the address shown on the records of the Corporation for such holder on the first business day following the date such notice is given, or if delivery in one business day to such address cannot be effected by such delivery service, then on the earliest day on which such delivery can be made.

9.  Registration Rights.

The corporation shall use its best efforts to file and cause to become effective as of no later than 130 days after June 15th a registration statement for Common Stock of the Corporation issuable upon exchange or conversion of the Series A Preferred, to the extent such shares of Common Stock are not then freely tradable under the federal securities laws.

                                  Page-129

10.  Restrictions and Limitations.

The Corporation shall not undertake the following actions without the consent of the holders of a majority of the Series A Preferred: (i) modify its Certificate of Incorporation or Bylaws so as to amend or change any of the rights, preferences, or privileges of the Series A Preferred, (ii) authorize or issue any other equity security senior to or ranking on parity with the Series A Preferred, or (iii) pay any dividends in cash or property on, or purchase or otherwise acquire for value, any Common Stock purchase or other equity security of the Corporation either junior to or on a parity with the Series A Preferred except from current or retained earnings or from the net proceeds of sale of equity securities, except for purchases of Common Stock from terminating or retiring employees pursuant to the terms of employee benefit plans in an aggregate amount not greater than $1 million.

11.  Voting Rights.

The Series A Preferred shall have no voting rights, except as otherwise required by law and except in certain circumstances described herein, including (i) amending certain rights of the holders of the Series A Preferred and (ii) the issuance of any class of equity securities that ranks pari passu with or senior to the Series A Preferred other than certain additional shares of Series A Preferred.

12.  Attorneys' Fees.

Any holder of Series A Preferred shall be entitled to recover from the Corporation reasonable attorneys' fees and expenses incurred by such holder in connection with enforcement by such holder of any obligation of the Corporation hereunder, if such holder is the prevailing party in an action or proceeding to compel such enforcement."

SECOND, that the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and that notice of the taking of such action by written consent has been given as provided in Section 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate of Amendment to be executed by L. David Sikes, its Chairman of the Board and Chief Executive Officer, this 6th day of August 1999.

Ramtron International Corporation


By:  /S/ L. David Sikes
   --------------------
   L. David Sikes
   Chairman of the Board and
   Chief Executive Officer

                                  Page-130

                             State of Delaware
                      Office of the Secretary of State

I, Edward J. Freel, Secretary of State of the State of Delaware, do hereby certify the attached is a true and correct copy of the Certificate of Amendment of "Ramtron International Corporation", filed in this office on the sixth day of August, A.D. 1999, at 1:05 O'clock P.M.

A filed copy of this certificate has been forwarded to the New Castle County Recorder of Deeds.

/S/ Edward J. Freel
-----------------------------------
Edward J. Freel, Secretary of State

Authentication:  9908479
Date:  08-06-99

                                  Page-131

                                                     State of Delaware
                                                     Secretary of State
                                                     Division of Corporations
                                                     Filed 01:05 PM 08/06/1999
                                                     991327102 - 2026110

                            CERTIFICATE OF AMENDMENT
                                   OF THE
                         CERTIFICATE OF INCORPORATION
                                     OF
                       RAMTRON INTERNATIONAL CORPORATION

Ramtron International Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

FIRST, that the Corporation's Board of Directors has duly adopted the following resolution:

RESOLVED, that the first numbered paragraph of Article FOURTH of the Certificate of Incorporation, as amended, is hereby deleted and the following is substituted in lieu thereof:

"FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 60,000,000, consisting of 50,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"), and 10,000,000 shares of preferred stock, par value $0.01 per shares (the "Preferred Stock").

Immediately upon the filing of this Amendment to the Certificate of Incorporation (the "Effective Time"), each 5 shares of the Common Stock, issued and outstanding immediately prior to the Effective Time (the "Old Common Stock"), shall automatically, without further action on the part of the Corporation or any holder of Old Common Stock, be combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock (the "New Common Stock" and the "Reverse Stock Split"), subject to the treatment of fractional share interests as described below. The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time regardless of when the certificates representing such Old Common Stock are physically surrendered to the Corporation in exchange for certificates representing New Common Stock. After the Effective Time, certificates representing the Old Common Stock will, until surrendered to the Corporation in exchange for New Common Stock, represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Amendment and the right to receive cash in lieu of any fractional share interest. No certificates representing fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock shall be entitled to receive in lieu of fractional shares and

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upon surrender to the Corporation's transfer agent of their certificates representing Old Common Stock, duly endorsed, a cash payment in an amount equal to the product calculated by multiplying (i) the closing sales price of the Corporation's Common Stock on the Effective Date as reported on The Nasdaq Stock Market or, if no such sales price exists, the mid-range between the last bid and asked price on the Effective Date by (ii) the number of shares of Old Common Stock held by such holder that would otherwise have been converted into a fractional share interest. Upon surrender by a holder of Old Common Stock of a certificate or certificates for Old Common Stock, duly endorsed, to the Corporation's transfer agent, the Corporation shall, as soon as practicable thereafter, issue and deliver to such holder of Old Common Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of New Common Stock to which such holder shall be entitled as aforesaid together with cash in lieu of any fractional share interest."

SECOND, that said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Ramtron International Corporation has caused this Certificate of Amendment to be executed by L. David Sikes, its Chairman of the Board and Chief Executive Officer, this 6th day of August 1999.

Ramtron International Corporation


By:  /S/ L. David Sikes
   --------------------
   L. David Sikes
   Chairman of the Board and
   Chief Executive Officer

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